485APOS

This submission is being made solely to obtain one class (contract) identifier, for the following Individual Index-linked Modified Single Premium Deferred Annuity issued by MassMutual Ascend Life Insurance Company:

Index Frontier 5 Plus Annuity (file number 333-276780)

Any questions on this submission should be directed to John V. Domaschko, AVP – Head of Securities Law at (513) 361.9401.